UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2026

HEARTSCIENCES INC.

(Exact name of Registrant as Specified in Its Charter)

Texas	001-41422	26-1344466
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 Reserve Street, Suite 360 Southlake, Texas	76092
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (682) 237-7781

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HSCS	The Nasdaq Stock Market LLC
Warrants	HSCSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On June 23, 2026, HeartSciences Inc., a Texas corporation (“HeartSciences” or “Parent”), filed a Current Report on Form 8-K (the “Initial Form 8-K”) announcing the entry into an Agreement and Plan of Merger (the “Merger Agreement”) among Parent, Fortitude Mining Holdings, Inc., a Delaware corporation (“Fortitude”), Fortitude Mining HoldCo, LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of Fortitude (“HoldCo”), and Cordis Acquisition, LLC, a Delaware limited liability company and a direct, wholly-owned subsidiary of Parent. The transactions contemplated by the Merger Agreement are referred to herein as the “Transactions.” This Amendment No. 1 on Form 8-K/A (this “Amendment”) is being filed solely for the purpose of supplementing Items 9.01(a) and 9.01(b) of the Initial Form 8-K to provide the required financial statements, as specified in Rule 3-05 of Regulation S-X, and the pro forma financial information required in connection with the Transactions pursuant to Article 11 of Regulation S-X. This Amendment should be read in conjunction with the Initial Form 8-K.

Additional Information and Where to Find It

HeartSciences intends to file with the U.S. Securities and Exchange Commission (“SEC”) a proxy statement (together with any amendments or supplements thereto, the “Proxy Statement”) in connection with the Transactions. The definitive Proxy Statement and other relevant documents will be mailed to stockholders of HeartSciences as of a record date to be established for voting on the Transactions and other matters as described in the Proxy Statement. HeartSciences will also file other documents regarding the Transactions with the SEC. This Amendment does not contain all of the information that should be considered concerning the Transactions and is not intended to form the basis of any investment decision or any other decision in respect of the Transactions. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, STOCKHOLDERS OF HEARTSCIENCES AND OTHER INTERESTED PARTIES ARE URGED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT, AND AMENDMENTS THERETO, AND THE DEFINITIVE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH HEARTSCIENCES’ SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF ITS STOCKHOLDERS TO BE HELD TO APPROVE THE TRANSACTIONS AND OTHER MATTERS AS DESCRIBED IN THE PROXY STATEMENT BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT HEARTSCIENCES AND FORTITUDE AND THE TRANSACTIONS. Investors and security holders will also be able to obtain copies of the Proxy Statement and all other documents filed or that will be filed with the SEC by HeartSciences, without charge, once available, on the SEC’s website at www.sec.gov.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED HEREIN, PASSED UPON THE MERITS OR FAIRNESS OF THE TRANSACTIONS OR ANY RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS AMENDMENT. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Participants in the Solicitation

HeartSciences, Fortitude, HoldCo and their respective directors and executive officers, and certain executive officers of Digital Currency Group, Inc., the sole stockholder of Fortitude, may be deemed under SEC rules to be participants in the solicitation of proxies from HeartSciences’ stockholders in connection with the Transactions. A list of the names of such persons, and information regarding their interests in the Transactions and their ownership of HeartSciences’ securities are, or will be, contained in HeartSciences’ filings with the SEC, including HeartSciences’ Annual Report on Form 10-K for the year ended April 30, 2026 filed with the SEC on July 23, 2026. Additional information regarding the interests of the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of HeartSciences’ stockholders in connection with the Transactions, including the names and interests of Fortitude’s directors and executive officers, will be set forth in the Proxy Statement and other relevant materials, which are expected to be filed by HeartSciences with the SEC when they become available. Investors and security holders may obtain free copies of these documents as described above.

No Offer or Solicitation

The information contained in this Amendment and the exhibits filed or furnished herewith are for informational purposes only and are not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transactions and shall not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange the securities of HeartSciences, or any commodity or instrument or related derivative, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

In accordance with Item 9.01(a) of Form 8-K, (i) the audited financial statements of Fortitude as of December 31, 2025, and 2024 and for the years then ended, and the accompanying notes, are filed herewith as Exhibit 99.1 and incorporated by reference into this Item 9.01(a), and (ii) the unaudited consolidated financial statements of Fortitude for the three months ended March 31, 2026 and 2025, and the accompanying notes, are filed herewith as Exhibit 99.2 and incorporated by reference into this Item 9.01(a). The consent of CBIZ CPAs, P.C., Fortitude’s independent registered public accounting firm as of and for the years ended December 31, 2025, and 2024, is filed herewith as Exhibit 23.1.

(b) Pro Forma Financial Information.

In accordance with Item 9.01(b) of Form 8-K, the following unaudited pro forma financial information with respect to the Transactions is filed herewith as Exhibit 99.3 and incorporated by reference into this Item 9.01(b): (x) the unaudited pro forma condensed combined statement of financial condition as of April 30, 2026 with respect to HeartSciences and as of March 31, 2026 with respect to Fortitude, and (y) the unaudited pro forma condensed combined statement of operations for the fiscal year ended April 30, 2026 with respect to HeartSciences and for the twelve months ended March 31, 2026 with respect to Fortitude, and the accompanying notes.

(d) Exhibits

Number	Description
23.1*	Consent of CBIZ CPAs, P.C., Fortitude’s independent registered public accounting firm.
99.1*	Audited financial statements of Fortitude as of and for the fiscal years ended December 31, 2025 and 2024, and the accompanying notes.
99.2*	Unaudited interim financial statements of Fortitude as of and for the three months ended March 31, 2026 and 2025, and the accompanying notes.
99.3*	Unaudited pro forma financial statements as of and for the fiscal year ended April 30, 2026 with respect to HeartSciences and as of and for the twelve months ended March 31, 2026 with respect to Fortitude.
104**	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.

**	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEARTSCIENCES INC.

Date: July 27, 2026	By:	/s/ Andrew Simpson
	Name:	Andrew Simpson
	Title:	President, Chief Executive Officer and Chairman of the Board of Directors

4